UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21877

Oppenheimer Rochester Arizona Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 6/30/2017

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS June 30, 2017 Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—101.1%
Arizona—78.5%
$30,000	AZ Game & Fish Department (Administration Building)	5.000%	07/01/2032	$30,083
325,000	AZ IDA (AM&S/AM&SS/MSSA Obligated Group)[1,2]	5.000	07/01/2042	365,203
325,000	AZ IDA (AM&S/AM&SS/MSSA Obligated Group)[1,2]	5.000	07/01/2047	363,461
25,000	AZ McAllister Academic Village (Arizona State University Hassayampa)[2]	5.250	07/01/2030	26,073
325,000	Centerra, AZ Community Facilities District[2]	6.625	07/15/2032	343,863
350,000	Eastmark, AZ Community Facilities District No. 1 Special Assessment[2]	5.200	07/01/2039	348,047
660,000	Estrella Mountain Ranch, AZ Community Facilities District[2]	6.125	07/15/2027	661,452
1,000,000	Estrella Mountain Ranch, AZ Community Facilities District[2]	6.200	07/15/2032	1,002,240
488,000	Estrella Mountain Ranch, AZ Community Facilities District (Montecito Assessment District)[1,2]	5.550	07/01/2022	488,830
422,000	Estrella Mountain Ranch, AZ Community Facilities District (Montecito Assessment District)[1,2]	5.700	07/01/2027	422,426
500,000	Estrella Mountain Ranch, AZ Community Facilities District (Montecito Assessment District)[2]	5.800	07/01/2032	500,340
70,000	Festival Ranch, AZ Community Facilities District[1,2]	5.000	07/01/2026	70,031
69,000	Festival Ranch, AZ Community Facilities District[1,2]	5.000	07/01/2032	69,011
15,000	Flagstaff, AZ (Aspen Place Sawmill Improvements)[2]	5.000	01/01/2032	15,047
5,000	Gilbert, AZ Improvement District No. 19[2]	5.200	01/01/2023	5,017
185,000	Gilbert, AZ Improvement District No. 20[2]	5.100	01/01/2027	197,297
260,000	Gladden Farms, AZ Community Facilities District[2]	5.350	07/15/2027	260,502
500,000	Gladden Farms, AZ Community Facilities District[2]	5.450	07/15/2032	500,985
1,000,000	Glendale, AZ IDA (Midwestern University Foundation)[2]	5.000	07/01/2033	1,059,470
1,000,000	Glendale, AZ Municipal Property Corp.[2]	5.000	07/01/2031	1,018,380
300,000	Goodyear, AZ IDA Water & Sewer[2]	5.500	07/01/2041	340,635
130,000	Greater AZ Devel. Authority Infrastructure[2]	5.000	08/01/2027	130,417
15,000	Maricopa County & Phoenix, AZ IDA (Single Family)[2]	5.800	07/01/2040	15,159
20,000	Maricopa County, AZ IDA (Phoenix West Prison)[1,2]	5.125	07/01/2019	20,041
10,000	Maricopa County, AZ Pollution Control (El Paso Electric Company)[2]	7.250	02/01/2040	10,879
370,000	Marley Park, AZ Community Facilities District[2]	6.000	07/15/2026	370,796
85,000	Marley Park, AZ Community Facilities District[2]	6.000	07/15/2026	85,118
685,000	Marley Park, AZ Community Facilities District[2]	6.100	07/15/2032	686,534
100,000	Marley Park, AZ Community Facilities District[2]	7.000	07/15/2033	106,295
1,655,000	Merrill Ranch, AZ Community Facilities District No. 1[2]	7.400	07/15/2033	1,764,031
220,000	Merrill Ranch, AZ Community Facilities District No. 1[1,2]	7.400	07/15/2033	226,615
1,005,000	Merrill Ranch, AZ Community Facilities District No. 2[2]	6.250	07/15/2035	1,054,456
500,000	Palm Valley, AZ Community Facilities District No. 3[2]	5.800	07/15/2032	501,060
50,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)[2]	5.350	07/15/2031	47,434
250,000	Phoenix, AZ IDA (Career Success Schools)[2]	7.000	01/01/2029	250,740
250,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)[2]	6.250	07/01/2036	250,085
1,000,000	Phoenix, AZ IDA (Gourmet Boutique West)[2]	5.875	11/01/2037	504,860
750,000	Phoenix-Mesa, AZ Gateway Airport Authority[2]	5.000	07/01/2038	812,670
980,000	Pima County, AZ IDA (Arizona Charter School)[2]	5.375	07/01/2031	1,039,604

1 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Arizona (Continued)
$1,910,000	Pima County, AZ IDA (Leading Edge Academy Maricopa Charter School)[2]	7.750%	12/01/2043	$2,194,304
15,000	Pima County, AZ IDA (Phoenix Advantage Charter School)	5.500	07/01/2033	15,014
540,000	Pima County, AZ IDA (Tucson Country Day School)[2]	5.000	06/01/2037	501,374
250,000	Pinal County, AZ Electric District No. 3[2]	5.250	07/01/2036	289,347
10,000	Pinal County, AZ IDA (Florence West Prison)[2]	5.250	10/01/2022	10,014
369,000	Prescott Valley, AZ Southside Community Facilities District No. 1	7.250	07/01/2032	270,488
700,000	Show Low Bluff, AZ Community Facilities District	5.600	07/01/2031	659,204
360,000	Show Low Bluff, AZ Community Facilities District[1,2]	5.875	07/15/2032	361,937
2,000,000	Tartesso West, AZ Community Facilities District[2]	5.900	07/15/2032	2,000,960
45,000	Tucson, AZ Airport Authority[2]	5.000	06/01/2021	45,147
15,000	Tucson, AZ Improvement District (Civano Neighborhood Phase 1)[2]	5.000	01/01/2018	15,048
785,000	Westpark, AZ Community Facilities District[2]	5.000	07/15/2032	824,760
180,000	Westpark, AZ Community Facilities District[2]	5.300	07/15/2022	180,344
1,535,000	Westpark, AZ Community Facilities District[2]	5.450	07/15/2032	1,538,024
300,000	Yuma County, AZ IDA (Water & Sewer)[2]	6.375	12/01/2037	287,514
15,000	Yuma County, AZ IDA (Water & Sewer)[2]	6.500	12/01/2017	14,996
				25,173,662

U.S. Possessions—22.6%
1,525,000	Puerto Rico Children’s Trust Fund (TASC)[2]	5.375	05/15/2033	1,529,971
50,000	Puerto Rico Commonwealth GO, AGC[2]	5.250	07/01/2020	53,789
155,000	Puerto Rico Commonwealth GO, AGC[2]	5.500	07/01/2020	167,857
45,000	Puerto Rico Commonwealth GO, NPFGC	5.500	07/01/2020	48,368
1,110,000	Puerto Rico Commonwealth GO3	5.750	07/01/2036	668,087
445,000	Puerto Rico Commonwealth GO3	5.750	07/01/2041	260,325
750,000	Puerto Rico Commonwealth GO3	6.500	07/01/2040	453,750
15,094	Puerto Rico Electric Power Authority[3]	10.000	07/01/2019	10,832
15,094	Puerto Rico Electric Power Authority[3]	10.000	07/01/2019	10,832
11,321	Puerto Rico Electric Power Authority[3]	10.000	01/01/2021	8,124
11,320	Puerto Rico Electric Power Authority[3]	10.000	07/01/2021	8,124
3,773	Puerto Rico Electric Power Authority[3]	10.000	01/01/2022	2,708
3,774	Puerto Rico Electric Power Authority[3]	10.000	07/01/2022	2,708
160,000	Puerto Rico Electric Power Authority, Series NN, NPFGC	5.250	07/01/2023	170,755
225,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000	07/01/2021	227,518
15,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000	07/01/2023	15,168
65,000	Puerto Rico Electric Power Authority, Series UU, AGC	5.000	07/01/2023	65,135
350,000	Puerto Rico HFA[2]	5.000	12/01/2019	365,550
10,000	Puerto Rico HFA[2]	5.000	12/01/2020	10,229
750,000	Puerto Rico Highway & Transportation Authority, FGIC[4]	5.750	07/01/2020	485,625
335,000	Puerto Rico Infrastructure (Mepsi Campus)[3]	6.250	10/01/2024	177,718
1,165,000	Puerto Rico Infrastructure (Mepsi Campus)[3]	6.500	10/01/2037	575,335
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[2]	5.000	04/01/2027	98,288
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[2]	5.125	04/01/2032	94,879
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[2]	5.375	04/01/2042	93,202

2 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$750,000	Puerto Rico Public Buildings Authority[3]	5.250%	07/01/2042	$398,438
625,000	Puerto Rico Public Buildings Authority[3]	6.000	07/01/2041	343,750
1,850,000	Puerto Rico Public Finance Corp., Series B3	5.500	08/01/2031	71,595
2,500,000	Puerto Rico Sales Tax Financing Corp., Series A3	6.500	08/01/2044	659,375
250,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.750	08/01/2057	149,688
				7,227,723

Total Investments, at Value (Cost $37,836,428)—101.1%				32,401,385
Net Other Assets (Liabilities)—(1.1)				(350,753)
Net Assets—100.0%				$32,050,632

Footnotes to Statement of Investments

1. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 3 of the accompanying Notes.

2. All or a portion of the security position has been segregated for collateral to cover borrowings.

3. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 3 of the accompanying Notes.

4. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

To simplify the listings of securities, abbreviations are used per the table below:

AGC	Assured Guaranty Corp.
AM&S	Academies of Math & Science
AM&SS	Academies of Math & Science South
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
HFA	Housing Finance Agency
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
MSSA	Math & Science Success Academy
NPFGC	National Public Finance Guarantee Corp.
TASC	Tobacco Settlement Asset-Backed Bonds

3 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS June 30, 2017 Unaudited

1. Organization

Oppenheimer Rochester Arizona Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Effective as of the close of the New York Stock Exchange (“NYSE”) on March 24, 2016 (the “Closing Date”), the Fund will no longer accept purchase orders from new investors and shareholders of other Oppenheimer funds will no longer be able to exchange shares of other funds into the Fund. Please see the Fund’s prospectus for exceptions and additional information.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the

4 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

2. Securities Valuation (Continued)

significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

5 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Arizona	$—	$24,668,802	$504,860	$25,173,662
U.S. Possessions	—	7,184,395	43,328	7,227,723

Total Assets	$—	$31,853,197	$548,188	$32,401,385

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$733,324
Sold securities	652,000

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose

6 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

3. Investments and Risks (Continued)

issuers or underlying obligors subsequently miss an interest payment.

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities are expected to be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

Cost	$9,348,248
Market Value	$3,801,389
Market Value as % of Net Assets	11.86%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

7 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Market Risk Factors (Continued)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$37,836,428

Gross unrealized appreciation	$1,037,948
Gross unrealized depreciation	(6,472,991)

Net unrealized depreciation	$(5,435,043)

8 OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Arizona Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/15/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/15/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	8/15/2017